Exhibit 99(c)(5)

Project X Discussion Materials for the Special Committee June 12th, 2026 DRAFT

DRAFT Contents 1 Situation update 4 1 Situation update 4 2 Preliminary financial analysis 12 2 Preliminary financial analysis 12 Appendix 21 Appendix 21 A Selected Company Analysis 22 A Selected Company Analysis 22 B Precedent Transactions Analysis 28 B Precedent Transactions Analysis 28 C WACC and Cost of Equity 33 C WACC and Cost of Equity 33 D Management Forecast 38 D Management Forecast 38 E DDM Analysis 49 E DDM Analysis 49 F Additional supplemental materials 52 F Additional supplemental materials 52 Strictly Confidential |

DRAFT Disclaimer This presentation was prepared by Rothschild & Co US Inc. (“Rothschild & Co” or “R&Co”) on a confidential basis for the benefit and internal use of the Unaffiliated Committee (the “Special Committee” or “SC”) of the Board of Directors of ReNew Energy Global plc (“ReNew” or the “Company”) in the context of the Special Committee’s consideration of the matters described herein. In creating this presentation, Rothschild & Co has relied upon information that is publicly available or which was provided to Rothschild & Co by or on behalf of the Company’s management, including, without limitation, management operating and financial forecasts or projections. Such information involves numerous significant assumptions and subjective determinations that may or may not be correct. Rothschild & Co has not assumed any responsibility for independent verification of any of such information contained herein, including, but not limited to, any forecasts or projections set forth herein, and Rothschild & Co has relied on such information being complete and accurate in all material respects. Accordingly, no representation or warranty, express or implied, can be made or is made by Rothschild & Co as to the accuracy or completeness of any such information or the achievability of any such forecasts or projections. Except where otherwise indicated, this presentation speaks as of the date hereof and is necessarily based upon the information available to Rothschild & Co and financial, stock market and other conditions and circumstances existing and disclosed to Rothschild & Co as of the date hereof, all of which are subject to change. Rothschild & Co does not have any obligation to update, bring-down, review or reaffirm this presentation. Under no circumstances should the delivery of this presentation imply that any information or analyses included in this presentation would be the same if made as of any other date. Nothing contained in this presentation is, or shall be relied upon as, a promise or representation as to the past, present or future. Nothing contained herein shall be deemed to be a recommendation from Rothschild & Co to any party, including without limitation, any security holder of the Company, to enter into any transaction or to take any course of action. By accepting these materials, the Special Committee acknowledges that Rothschild & Co is not in the business of providing (and the Special Committee is not relying on Rothschild & Co for) legal, tax or accounting advice, and the Special Committee should receive (and rely on) separate and qualified legal, tax and accounting advice. These materials do not constitute an offer or solicitation to sell or purchase any securities. Rothschild & Co is not acting in any capacity as a fiduciary or agent of the Special Committee, the Board of Directors of the Company, the Company or the Company’s security holders. In the ordinary course of their asset management, merchant banking and other business activities, affiliates of Rothschild & Co may at any time hold long or short positions, and may trade or otherwise effect transactions, for their own accounts or the accounts of their clients in equity, debt or other securities (or related derivative securities) or financial instruments of the Company or any of its affiliates or any other company that may be involved in any transaction. This presentation is confidential and was not prepared with a view to public disclosure or filing thereof under state or federal securities laws or otherwise. This presentation may not be copied by, or disclosed or made available to, any person without the prior written consent of Rothschild & Co. This presentation was not prepared for use by readers not as familiar with the business and affairs of the Company as the Special Committee, and accordingly, Rothschild & Co does not take any responsibility for the accuracy or completeness of any material if used by persons other than the Special Committee. Rothschild & Co shall not have any liability, whether direct or indirect, in contract or tort or otherwise, to any person in connection with this presentation. Strictly Confidential | 3

1 Situation update

DRAFT 1. SITUATION UPDATE Background information New CPP-led offer process Update on the Company Since the withdrawal of the Masdar-led Consortium’s offer on December 15, 2025, the Company’s share price has dropped ~(19.7%)1 and is currently trading at $6.062. This is in contrast to both North American and Indian listed peers, which have generally traded up since the same date (albeit there has been broader weakness in Indian public markets, with major indices down since the same date) The Company is also facing some pressure from rating agencies, with Moody’s revising its outlook to negative in September, citing heightened operational risks and consistently high levels of projected leverage associated with the company’s growth plan amid a potential ‘higher-for-longer’ rates environment. In this context, Management has updated its financial projections for the business (the “Management Forecast”), with the key change being a reduction in assumed new capacity build-out through 2035 due to the greater funding constraints now expected The Management Forecast has been provided to Rothschild & Co and is considered in the analysis herein. Management has confirmed that the Management Forecast presents its latest and best view of the future financial performance of the Company The self-funded management forecast shared with Rothschild & Co on February 8, 2025 which was considered for prior analyses (the “February 2025 Business Plan”) is included in this analysis for purposes of comparison Wall Street equity research analyst target prices have come down in reports published in February 2026—Roth MKM to $8 from $8.15 (Nov-25) and Mizuho to $6.75 from $10.00 (Jun-25) (HSBC had paused coverage whilst advising the consortium so no meaningful comparison to newly re-published $8.60 price). It is also worth noting MS published a $6.03 price target whilst simultaneously discontinuing coverage. Analysts highlighted the Company’s stated pivot from “growth at all costs” to “balance sheet strength”. Recent interactions with CPP Investments During January and February 2026, CPP continued discussions with the Special Committee and other large shareholders, indicating it was exploring the potential for a new take-private offer for the Company, without Masdar’s participation On April 23, 2026, a representative of CPP informed the Chairman of the Special Committee that it was contemplating a revised proposal to take the Company private CPP’s envisioned terms of a transaction are as follows: CPP would lead the transaction (there would be no other outside capital to fund the transaction) ADIA (23.7%) and JERA (11.6%) are expected to roll into the transaction as would the CEO All other shareholders would be given an option to sell their shares for cash or to roll into a private Plc There would be some limit on the number of shareholders that could elect to rollover above which would mean that rollover shareholders would be prorated Ahead of potential formal offer, the Special Committee has requested Rothschild & Co to update its valuation analysis of the Company and to provide Rothschild & Co’s perspectives as the Special Committee considers how to engage with CPP On May 29, 2026, ReNew announced that it has received a non-binding proposal from CPP and Summat Sinha for $6.75 per share (the “May 28 Offer”) Sources Offer letters, dated December 10, 2024, June 10, 2025, July 2, 2025, October 10, 2025, April 3, 2026 and May 28, 2026, verbally communicated offer dated March 10, 2025 Notes 1. Reflects change since market close December 12, 2025, the last trading day prior to October 10 Offer withdrawal Strictly Confidential | 5 2. Current share price as of June 10, 2026

DRAFT 1. SITUATION UPDATE Share price evolution—Last two years ReNew trading performance (NASDAQ Clean Energy Index rebased to ReNew) Current capitalization1 ($ in millions) $14.00 10.0 Current share price2 $6.06 (x) Fully diluted shares3 395 9.0 Market capitalization $2,393 $12.00 Oct 10, 2025 (+) Net debt 7,212 Consortium 8.0 submits October Principal portion of debt 8,059 10 Offer Cash and equivalents (356) Dec 11, 2024 June 16, 2025 ReNew reports 7.0 Consortium Feb 28, 2026 Restricted cash (490) $10.00 submits Initial Q4 and FY 25 Start of Iran War $9.92 Offer for $7.07 results (+) Non-controlling interest 195 ) 6.0 (+) Pension liabilties 3 Mar 10, 2025 4 (USD$ $6.34 Consortium May 28, (+) Warrants 0 e $8.00 2026 5.0 Dec-10 closing price, submits March 10 CPP (-) Investments in uncon. subs (4) pric last trading day prior to Feb 17, public offer Offer 2026 Investments are ReNew submits May Enterprise value $9,800 28 Offer 4.0 Sh $6.50 reports Q3 $6.06 $6.00 and FY 26 Implied EV/EBITDA results July 3, 3.0 CY2026E 9.7x $6.13 2025 CY2027E 8.7x Nov-25 Consortium closing submits Mar 16, 2026 CY2028E 8.3x Dec 15, 2025 2.0 Nov 26, 2024 price July 2 Offer $4.00 Masdar ReNew Green Public May 6, 2025 withdraws from announces CY EBITDA speculation of June 10, 2025 ReNew secures investment Consortium; $95m take private offer Consortium 1.0 from BII in manufacturing Consortium investment CY2026E 1,007 business submits June withdraws offer from Leapfrog 10 Offer CY2027E 1,122 $2.00—CY2028E 1,177 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 Leverage ReNew Energy NASDAQ Clean Energy Index 5 ND / EBITDA (FY2026) 7.0x Sources Company filings, ReNew Management, FactSet, Management Forecast 3. Market capitalization is on fully diluted basis based on ~388.2 million diluted shares Notes outstanding + dilutive effects of in-the-money ESOPs at the evaluated price 1. Balance sheet from the Company’s latest FY2025 filings and converted to USD using an 4. Estimated value of warrants using the Black Scholes method based on 10-day VWAP exchange rate of 1 USD = 95.27 INR as of June 10, 2026 as of October 10, 2025 Strictly Confidential | 6 2. Current share price as of June 10, 2026 5. EBITDA FY2026 of $916m

DRAFT 1. SITUATION UPDATE Share price performance vs. select North American renewables companies1 Relative share price performance among ReNew and select North American renewables companies Performance since December 15, 20252 close % (19.7%) since market close December 12, 2025, the last trading day prior to Boralex entered into a ReNew 10.2% 60.0% October 10 Offer withdrawal definitive agreement on Boralex 46.4% March 25 to be acquired Brookfield Renewable Partners 27.5% by Brookfield and CDPQ In November, Northland Power announced a delay in its Hai Long Clearway Energy 14.3% offshore wind project and a 40% 40.0% Northland Power 29.5% reduction of its dividend Consortium withdraws 37.2% XPLR Infrastructure 29.8% Oct 10 offer Average (ex. ReNew, Boralex3) 25.3% 30.3% 22.2% 20.0% 11.1% 10.5% 0.0% (1.1%) (20.0%) In January, XPLR announced that it was abandoning its yieldco business model and suspending its dividend (33.6%) (40.0%) (60.0%) 25-Nov-24 25-Jan-25 25-Mar-25 25-May-25 25-Jul-25 25-Sep-25 25-Nov-25 25-Jan-26 25-Mar-26 25-May-26 ReNew Boralex Brookfield Renewable Partners Clearway Energy Northland Power XPLR Infrastructure Average4,5 Sources FactSet 3. Boralex entered into a definitive agreement on March 25 to be acquired by Notes Brookfield and CDPQ 1. Reflects performance since November 25, 2024, the unaffected date before 4. Average does not include ReNew; Borlex included through March 24, 2026, the submission of the Masdar-led Consortium’s offer excluded thereafter Strictly Confidential | 7 2. Reflects the date that the Consortium withdrew its offer 5. Peer performance weighted equally

DRAFT 1. SITUATION UPDATE Share price performance vs. select Indian renewables companies1 Relative share price performance among ReNew and select Indian renewables companies2 Performance since December 15, 20253 close % (19.7%) since market close December 12, 2025, the last trading day prior to ReNew 10.2% October 10 Offer withdrawal Tata Power 3.5% 60.0% JSW Energy 15.3% 53.3% Adani Green 41.6% 40.0% ACME Solar 46.2% NTPC Green Energy 8.6% Average (ex. ReNew) 23.0% Consortium 30.6% withdraws Oct 10 offer 20.0% 8.6% 0.0% (1.1%) (4.3%) (17.0%) (20.0%) (19.5%) (40.0%) (60.0%) 25-Nov-24 25-Jan-25 25-Mar-25 25-May-25 25-Jul-25 25-Sep-25 25-Nov-25 25-Jan-26 25-Mar-26 25-May-26 ReNew Tata Power JSW Energy Adani Green ACME Solar NTPC Green Energy4 Average5,6 Sources FactSet Notes 3. Reflects the date that the Consortium withdrew its offer 1. Reflects performance since November 25, 2024, the unaffected date before the submission of the Masdar- 4. NTPC Green Energy shares were listed on November 27, 2024 led Consortium’s offer; current price as of June 10, 2026 5. Average does not include ReNew Strictly Confidential | 8 2. Excludes Clean Max Enviro Solutions Ltd given lack of historical data; Clean Max listed on March 2, 2026 6. Peer performance weighted equally

DRAFT 1. SITUATION UPDATE Wall Street equity research analysts’ assessment (1/2) Broker price target consensus over time Select broker price targets Date Current 100% $10.00 Broker Current / Prior price target / rating 1 1 1 1 90% 1 1 $9.00 Roth MKM 18-May-26 $8.00 / Buy 1 1 1 1 1 1 1 1 1 1 1 1 HSBC 1-Jun-26 $8.60 / Buy 80% $8.00 2 2 2 $7.78 Mizuho 28-May-26 $6.75 / Hold 70% $7.00 Morgan Stanley 2-Feb-261 $6.03 / Hold Mean $7.78 ons $6.06 i 60% $6.00 Premium to current share price 28.4% ndat Median $8.00 ce 50% 6 7 7 7 7 3 3 3 $5.00 Premium to current share price 32.0% recomme Pri r 7 7 7 e 5 Select broker commentary 40% 4 4 $4.00 Brok 3 3 3 3 3 3 3 3 2 2 2 2 “ReNew has been able to reduce leverage with net debt to adjusted EBITDA at 6.5x for the quarter 30% $3.00 vs 8.5x a year earlier with plans to further reduce this to 5.5x over the next 2-4 years. The solar 2 2 2 module and cell manufacturing business is ramping up well and now contributes c8% to EBITDA. With another 4GW of cell capacity expected to come online in FY27, this share should increase further.” 20% $2.00 - HSBC (February 2026) 10% $1.00 “Strategically, RNW is shifting toward a more solar- and storage-heavy portfolio while reducing planned wind development, reflecting lower capex intensity, faster execution, and improved cash flow visibility. At the same time, management is increasingly prioritizing balance sheet strength and 0% $0.00 capital efficiency, emphasizing disciplined capex, asset recycling, and leverage reduction over Jan 24 May 24 Sep 24 Jan 25 May 25 Sep 25 Jan 26 May 26 maximizing nearterm growth. With shares trading at a meaningful discount to renewable peers, we maintain our Buy and $8PT.” Buy Hold Share Price Average Target Price - Roth Capital Partners (February 2026) Sources Wall Street research, FactSet Notes Strictly Confidential | 9 1. On February 2, 2026, Morgan Stanley discontinued its coverage; removed from consensus and summary statistics 90 days following February 2 report

DRAFT 1. SITUATION UPDATE Wall Street equity research analysts’ assessment (2/2) Broker Current price targets Methodology SOTP Renewable: EV / EBITDA multiple of 10.0x applied to FY2028E run-rate EBITDA $8.60 Solar manufacturing: EV / EBITDA multiple of 5.0x applied to FY2028E EBITDA Cost of equity: 13.1% based on a risk-free rate of 4.25%, equity risk premium of 5.25%, 1-Jun-26 inflation premium of 1.50% and beta of 1.4 EV / EBITDA multiple $8.00 EV / EBITDA multiple of 9.8x applied to FY2027E adjusted EBITDA of $1,093 million 18-May-26 $6.75 Based on CPPIB’s take private offer 28-May-26 SOTP Renewable: EV / EBITDA multiple of 9.0x applied to FY2029E adjusted EBITDA $6.03 Solar manufacturing: PE multiple of 20x applied to 9M FY2028E EPS 2-Feb-26 Cost of equity of 12.0%; risk free rate of 6.6% Median price target : $8.001 On February 2, 2026, Morgan Stanley discontinued its coverage Sources Wall Street research, FactSet Notes Strictly Confidential | 10 1. Median excludes Morgan Stanley

DRAFT 1. SITUATION UPDATE Analysis at Various Prices Share price Current May 28 price1 Offer $6.00 $6.25 $6.50 $7.00 $7.25 $7.50 $7.75 $8.00 $6.06 $6.75 Fully diluted shares outstanding (m)2 395.0 394.8 395.4 396.1 396.6 397.2 397.7 398.2 398.6 399.0 Equity value $2,393 $2,369 $2,472 $2,574 $2,677 $2,780 $2,883 $2,986 $3,089 $3,192 Enterprise value3 $9,800 $9,775 $9,878 $9,981 $10,084 $10,187 $10,290 $10,393 $10,496 $10,599 Current share price1 $6.06—(1.0%) 3.1% 7.3% 11.4% 15.5% 19.6% 23.8% 27.9% 32.0% : to May 28 Offer 6.75 (10.2%) (11.1%) (7.4%) (3.7%)—3.7% 7.4% 11.1% 14.8% 18.5% ia m Unaffected share price4 6.24 (2.9%) (3.8%) 0.2% 4.2% 8.2% 12.2% 16.2% 20.2% 24.2% 28.2% pre 30-day VWAP5 4.91 23.4% 22.2% 27.3% 32.4% 37.5% 42.6% 47.7% 52.7% 57.8% 62.9% Implied 52-week High6 8.24 (26.5%) (27.2%) (24.1%) (21.1%) (18.1%) (15.0%) (12.0%) (9.0%) (5.9%) (2.9%) 52-week Low6 4.39 38.2% 36.8% 42.5% 48.2% 53.9% 59.6% 65.3% 71.0% 76.7% 82.4% DA CY2026E7 $1,007 9.7x 9.7x 9.8x 9.9x 10.0x 10.1x 10.2x 10.3x 10.4x 10.5x EBIT CY2027E7 1,122 8.7x 8.7x 8.8x 8.9x 9.0x 9.1x 9.2x 9.3x 9.4x 9.4x / EV CY20287 1,177 8.3x 8.3x 8.4x 8.5x 8.6x 8.7x 8.7x 8.8x 8.9x 9.0x Sources Company filings, ReNew Management, Management Forecast, FactSet, Offer 4. ReNew’s unaffected share price as of May 28, 2026, the last trading day prior to the letters, dated May 28, 2025 May 28 Offer Notes 5. 30-day volume-weighted average price (“VWAP”) as of May 28, 2026, the last trading 1. Current share price as of June 10, 2026 day prior to the May 28 Offer 2. Assumes ~388.2 million diluted shares outstanding + in-the-money ESOPs based on 6. 52-week high/low as of June 10, 2026 the evaluated price 7. ReNew has a March 31 fiscal year end; for comparability purposes, ReNew’s fiscal 3. Balance sheet data as of March 31, 2026, per the Company’s 6-K filed on May 18, year (“FY”) data, including its EBITDA, has been calendarized here and throughout 2026, converted to USD using an exchange rate of 1 USD = 95.27 INR as of June 10, this presentation when necessary; calendar year (“CY”) data is calculated as 25% of 2026; Includes the Estimated value of warrants using the Black Scholes method based the current FY and 75% of the subsequent fiscal year (e.g., CY2026E = 25% * Strictly Confidential | 11 on 10-day VWAP as of October 10, 2025 FY2026E + 75% * FY2027E)

2 Preliminary financial analysis

DRAFT 2. PRELIMINARY FINANCIAL ANALYSIS Preliminary financial analysis overview (1/2) Methodology Description Rothschild & Co reviewed market trading and financial data from selected companies deemed relevant to ReNew for comparative analysis purposes (the “Selected Company Analysis”) The Selected Company Analysis focused on EV / EBITDA multiples based on calendarized Wall Street consensus estimates for 2026 and Selected 2027 for the selected companies and the Management Forecast for the Company Company Select North American renewables companies were analyzed due to ReNew’s NASDAQ listing Analysis Select Indian renewables companies were analyzed given ReNew’s primary operational footprint in India ¦ This analysis was performed on a consolidated basis, combining calendarized EBITDA for 2026 CY and 2027 CY from both IPP and manufacturing segments Rothschild & Co reviewed and analyzed selected precedent merger and acquisition transactions for the last ten years (the “Precedent Transactions Analysis”) Precedent The Precedent Transactions Analysis focused on EV / EBITDA multiples based on calendarized Wall Street consensus estimates for the year Transactions in which the transaction was announced Analysis Precedent transactions involving North American renewables companies were analyzed given ReNew’s NASDAQ listing in the U.S. Precedent transactions involving Indian renewables companies were also analyzed given ReNew’s primary operational footprint in India This analysis was performed on a consolidated basis, combining fiscal year EBITDA for 2026 FY from both IPP and manufacturing segments Rothschild & Co performed a levered discounted cash flow analysis or dividend discount model analysis based on the Management Forecast, discounting ReNew’s projected levered free cash flow to equity (“FCFE”) at an estimated cost of equity to March 31, 2026, utilizing mid-year convention (the “DDM Analysis”) The estimated cost of equity was derived based on the Capital Asset Pricing Model (“CAPM”) formula, utilizing various market / public data for its input assumptions DDM The DDM Analysis was conducted on a consolidated basis over the 9-year forecast period, with terminal value determined using a perpetuity Analysis growth method applied to an estimated terminal year (“TY FCFF”) The terminal value was calculated based on a capitalization factor derived from an estimated weighted average cost of capital (“WACC”) and a perpetuity growth rate (based on India’s long-term forecasted inflation rate of ~4%) The TY FCFF was based on 2035E from the Management Forecast projected forward one year assuming no additional capital required for growth beyond the forecast period and incorporating incremental EBITDA from growth capital deployed during the forecast period and the lag between investment and EBITDA generation Strictly Confidential | 13 Sources ReNew Management, Management Forecast

DRAFT 2. PRELIMINARY FINANCIAL ANALYSIS Preliminary financial analysis overview (2/2) Methodology Description Rothschild & Co reviewed and analyzed certain historical merger and acquisition data related to publicly announced transactions since January 1, 2016, whose structure Rothschild & Co believed to be generally relevant for ReNew (the “Premia Paid Analysis”) Precedent transactions for global take-private transactions involving renewables-focused companies over the past ten years were Premia Paid analyzed Analysis 1 Precedent transactions for global take-private “squeeze-out” transactions across all industries (excluding GP / LP-led) over the past ten years were also analyzed given the comparable nature of the potential Transaction The Premia Paid Analysis focused on the offer price premiums compared to ReNew’s unaffected share price2 Historical Considers 30-, 90-, 180- and 360-day VWAPs as of the unaffected date2 trading Lower bound (30-day VWAP): $4.91 per share (VWAP) Upper bound (360-day VWAP): $6.56 per share 52-week Considers 52-week high and low as of June 10, 2026 high / low Broker price targets focused on current target price disclosed in broker reports Broker Broker target analysis considers HSBC, Mizuho and Roth MKM price targets Morgan Stanley published a final report on February 2, 2026 and discontinued coverage Range assumes the lowest and highest of price targets of the listed brokers, plus the average / consensus Sources ReNew Management, Management Forecast, FactSet Notes 1. Transactions involving controlling shareholder acquiring remaining minority interests in listed targets Strictly Confidential | 14 2. ReNew’s unaffected share price as of May 28, 2026, the last trading day prior to the May 28 Offer

DRAFT 2. PRELIMINARY FINANCIAL ANALYSIS Preliminary financial analysis summary (1/2) May 28 Offer: $6.75 Implied Implied EV / Selected Co. EBITDA EV ($bn) CY’26 EBITDA EV / EBITDA CY2026E $6.71 $11.45 Selected 10.0x – 12.0x $10.1 – $12.1 10.0x – 12.0x Company (CY2026E) Analysis (North America) CY2027E $6.78 $12.01 9.0x – 11.0x 10.1 – 12.3 10.0x – 12.3x (CY2027E) $1,007 million2 (CY2026E) $1,122 million2 12.5x – 14.5x (CY2027E) 12.6 – 14.6 12.5x – 14.5x (CY2026E) CY2026E $12.55 $16.98 Selected Company 9.0x – 11.0x 10.1 – 12.3 10.0x – 12.3x Analysis (CY2027E) (India) CY2027E $6.78 $12.01 Implied Implied EV / Prec. Trans. EBITDA EV ($bn) CY’26 EBITDA EV / EBITDA North America $5.61 $10.05 $9.6 – $11.4 9.6x – 11.4x 10.5x – 12.5x Precedent $916 million2 Transactions Key balance sheet updates vs. (FY2026E) May 7 preliminary analysis4 Analysis 9.3 – 11.2 9.3x – 11.1x 10.2x – 12.2x India May 7 Jun. 12— $4.92 $9.39—Q3’26 Q4’26 Net debt $6,947m $7,212m Implied Implied EV / Key assumptions Other adj.3 $196m $194m EV ($bn) CY’26 EBITDA DDM Management $4.77 $9.19 Total $7,143m $7,406m Cost of equity: 12.2% Analysis Forecast $9.3 – $11.1 9.2x – 11.0x WACC: 9.4% Delta $264m Perpetuity growth rate: 4.0% Share price ($)1 $2.00 $6.40 $10.80 $15.20 $19.60 $24.00 Equity value ($bn)1 $0.8 $2.5 $4.4 $6.4 $8.4 $10.4 Enterprise value ($bn)1 $8.2 $9.9 $11.8 $13.8 $15.8 $17.8 Sources Company filings, ReNew Management, Management Forecast, FactSet, Wall Street research 3. Includes estimated value of warrants using the Black Scholes method based on 10-day VWAP as of Notes October 10, 2025, non-controlling interest and unfunded pensions 1. Assumes ~388.2 million diluted shares outstanding + in-the-money ESOPs based on the evaluated price 4. Latest analysis incorporates balance sheet data for Q4’26 as per    Strictly Confidential | 15 2. EBITDA figures converted at exchange rate of 1 USD = 95.27 INR as of June 10, 2026 quarterly results published on May 18. 2026

DRAFT 2. PRELIMINARY FINANCIAL ANALYSIS Preliminary financial analysis summary (2/2) May 28 Offer: $6.75 Implied Implied EV / Premia to Unaffected EV ($bn) CY’26 EBITDA Unaffected2 price2 Renewables $6.93 $9.05 $10.2 – $11.0 10.1x – 11.0x 11% – 45% $6.24 Premia Paid Analysis Squeeze-out $8.42 $9.98 10.8 – 11.4 10.7x – 11.3x 35% – 60% $6.24 data Implied Implied EV / EV ($bn) CY’26 EBITDA Historical trading $4.91 $6.56 pporting (VWAP) su $9.7 – $9.8 9.6x – 9.7x Other 52-week high / low $4.39 $8.24 9.1 – 10.7 9.1x – 10.6x 10.1 – 10.8 10.0x – 10.8x Broker price targets $6.75 $8.60 $8.00 Median price target Share price ($)1 $2.00 $6.40 $10.80 $15.20 $19.60 $24.00 Equity value ($bn)1 $0.8 $2.5 $4.4 $6.4 $8.4 $10.4 Enterprise value ($bn)1 8.2 $9.9 $11.8 $13.8 $15.8 $17.8 Sources Company filings, ReNew Management, Management Forecast, FactSet, Wall Street research Notes 1. Assumes ~388.2 million diluted shares outstanding + in-the-money ESOPs based on the evaluated price Strictly Confidential | 16 2. ReNew’s unaffected share price as of May 28, 2026, the last trading day prior to the May 28 Offer

DRAFT 2. PRELIMINARY FINANCIAL ANALYSIS Comparison to previous valuation analysis—Management Forecast equity value bridge DDM value bridge from February 2025 Business Plan to Management Forecast Price per 1 2 3 $9.26 $1.69 ($3.00) ($0.97) ($0.39) $6.59 share ($) $3,720 624 A B (1,189) (386) C (157) D $2,612 February 2025 Change in valuation date Lowered capacity in Other changes to February Change in fx Management Forecast Business Plan and discount factor Management Forecast 2025 Business Plan Commentary A Updated valuation as of March 31, 20264, incorporating a revised cost of equity of 12.2% (vs. 13.1% in February 2025 valuation) B The February 2025 Business Plan has been updated to reflect a material reduction in projected capacity, with expected 2035 installed capacity declining from ~28.0 GW to ~23.3 GW. The lower capacity outlook reduces both capital expenditure requirements (assumed to be financed at a 75/25 debt-to-equity ratio) and the corresponding cash flow projections C No capital recycling is assumed beyond 2029. Management does not anticipate having sufficient contracted capacity available for divestiture, given a reduction in the number of long-term PPA agreements being executed D Fx update from 89.89 as of December 2, 2025 to 95 .27 as of June 10, 2026 Sources Management Forecast, February 2025 Business Plan, FactSet, Bloomberg Notes 1. Considering 401.7m diluted shares outstanding 3. Considering 396.3 m diluted shares outstanding Strictly Confidential | 17 2. Considering value impact on DDM and update on share count 4. Valuation date updated discount to March 31, 2026 (September 30, 2025)

DRAFT 2. PRELIMINARY FINANCIAL ANALYSIS Comparison to previous valuation analysis—North American comparable companies multiples Select comparable companies’ multiple evolution since December 2, 20251 Current Trading Previous Trading (Dec 2.) EV / CY26 EBTIDA EV / CY27 EBTIDA EV / CY25 EBTIDA EV / CY26 EBTIDA EV / CY27 EBTIDA Brookfield Renewable Partners LP 13.9x 12.7x 13.6x 12.3x 11.4x Clearway Energy, Inc. Class C 12.1x 11.0x 12.8x 11.2x 10.3x Northland Power Inc. 7.3x 6.5x 8.4x 7.3x 6.1x Boralex Inc.2 10.5x 10.2x 9.8x 8.4x 8.1x XPLR Infrastructure, LP 11.2x 11.4x 10.1x 10.4x 10.2x 75th percentile 12.5x 11.7x 12.8x 11.2x 10.3x Mean 11.1x 10.4x 10.9x 9.9x 9.2x Current Trading summary statistics excludes Boralex2 Median 11.7x 11.2x 10.1x 10.4x 10.2x 25th percentile 10.2x 9.8x 9.8x 8.4x 8.1x Selected range—high 12.0x 11.0x 12.0x 11.0x n.a. Selected range—low 10.0x 9.0x 10.0x 9.0x n.a. Previous trading analysis considered CY2025 and CY2026 EBITDA multiples; current analysis considers CY2026 and CY2027 multiples Sources FactSet Notes 1. December 2, 2025 reflects the previous trading information which was presented to the Special Committee Strictly Confidential | 18 2. Boralex entered into a definitive agreement on March 25 to be acquired by Brookfield and CDPQ; excluded from current summary statistics

DRAFT 2. PRELIMINARY FINANCIAL ANALYSIS Comparison to previous valuation analysis—Indian comparable companies multiples Select comparable companies’ multiple evolution since December 2, 20251 Current Trading Previous Trading (Dec 2.) EV / CY26 EBTIDA EV / CY27 EBTIDA EV / CY25 EBTIDA EV / CY26 EBTIDA EV / CY27 EBTIDA Adani Green Energy 24.7x 18.6x 22.2x 16.9x 13.6x Tata Power 11.7x 10.1x 12.2x 10.8x 9.6x JSW Energy 14.3x 11.8x 15.4x 11.4x 9.4x NTPC Green Energy 23.1x 12.9x 30.8x 15.4x 9.7x ACME Solar 13.2x 7.2x 13.5x 7.9x 4.2x Clean Max Enviro Energy Solutions Limited 14.9x 9.4x Clean Max listed on March 2, 2026 75th percentile 21.0x 12.6x 22.2x 15.4x 9.7x Mean 17.0x 11.7x 18.8x 12.5x 9.3x Previous Trading summary statistics includes all peers (ex. Clean Max) Median 14.6x 11.0x 15.4x 11.4x 9.6x 25th percentile 13.5x 9.6x 13.5x 10.8x 9.4x Selected range—high 14.5x 11.0x 18.1x 13.0x n.a. Selected range—low 12.5x 9.0x 16.1x 11.0x n.a. Previous trading analysis considered CY2025 and CY2026 EBITDA multiples; current analysis considers CY2026 and CY2027 multiples Sources FactSet Notes Strictly Confidential | 19 1. December 2, 2025 reflects the previous trading information which was presented to the Special Committee

DRAFT 2. PRELIMINARY FINANCIAL ANALYSIS Management Forecast versus February 2025 Business Plan Comparison of key metrics between Management Forecast and February 2025 Business Plan Installed capacity1 (GW) Key changes versus February 2025 28.0 Business Plan 23.0 25.3 23.3 17.9 19.3 21.0 18.4 19.8 21.4 14.6 15.6 14.1 16.7 15.1 16.2 17.2 12.6 12.0 13.3 Installed capacity addition (FY27E–FY35E) in Management Forecast (11.3 GW) is ~27% lower due to lower capacity to fund FY26E FY27E FY28E FY29E FY30E FY31E FY32E FY33E FY34E FY35E February 2025 Business Plan Management Forecast growth (driven by credit concerns around leverage levels) as well as more negative EBITDA ($m) macro-economic outlook for India 1,759 1,913 Lower asset sales (~1.6 GW)—primarily 1,318 1,384 1,448 1,296 1,531 1,345 1,634 1,408 1,486 1,573 916 1,059 1,037 1,267 1,150 1,185 1,243 due tougher PPA market conditions linked 900 to higher rates in the near-term, and reduced new capacity build-out longer-term FY26E FY27E FY28E FY29E FY30E FY31E FY32E FY33E FY34E FY35E February 2025 Business Plan Management Forecast EBITDA is on average ~12% lower Total (FY26E-FY35E): $12.3bn primarily due to reduced new capacity Capex ($m) build-out Total (FY26E-FY35E): $8.4bn 1,505 1,582 1,598 EBITDA from existing assets is marginally 1,262 1,226 1,226 1,397 1,039 938 1,086 945 1,068 (1-2%) lower due to higher escalation in 835 661 834 752 703 826 599 606 corporate overheads FY26E FY27E FY28E FY29E FY30E FY31E FY32E FY33E FY34E FY35E No perpetual debt is assumed in February 2025 Business Plan Management Forecast Management Forecast (February 2025 Business Plan assumed ~$300m perpetual Total (FY26E-FY35E): $896m Cash flow to equity ($m) debt drawn down in FY26) Total (FY26E-FY35E): $779m 328 Total capex is ~35% lower in Management 142 103 104 110 105 131 102 89 92 63 75 98 80 85 84 99 Forecast due to reduced new capacity build-out (45) FY27E FY28E FY29E FY30E FY31E FY32E FY33E FY34E FY35E February 2025 Business Plan Management Forecast Sources Management Forecast, FactSet, February 2025 Business Plan Notes Converted to USD using an exchange rate of 1 USD = 95.27 INR as of June 10, 2026 Strictly Confidential | 20 1. Net of capacity divested via asset sales and considering stake adjusted numbers for capacity developed in JVs

Appendix

A Selected Company Analysis

DRAFT APPENDIX — A. SELECTED COMPANY ANALYSIS Overview of Selected Company Analysis Selected Company Analysis considerations Rothschild & Co reviewed market trading and financial data of selected companies for comparative analysis purposes While no companies are directly comparable to ReNew, Rothschild & Co selected companies with similar operating and financial characteristics Key selection criteria included: Business mix: independent power producers (“IPPs”) with majority of revenue derived from renewable generation assets Size: companies with market capitalization above $1 billion Geography: considering ReNew’s NASDAQ listing and operational base in India, two geographic peer groups were analyzed (i) Companies with primary listings on North American exchanges (“North American Peers”) (ii) Companies with primary listings on Indian exchanges and operations in India (“Indian Peers”) The selected comparable companies include: North American Peers: Boralex Inc. (for reference), Brookfield Renewable Partners LP, Clearway Energy, Inc., Northland Power Inc. and XPLR Infrastructure LP Indian Peers: ACME Solar Holdings Limited, Adani Green Energy Limited, Clean Max Enviro Solutions Limited, JSW Energy Limited, NTPC Green Energy Limited and Tata Power Company Limited Rothschild & Co’s Selected Company Analysis focused on EV / EBITDA multiples, based on Wall Street consensus estimates for CY2026E and CY2027E Other comparative metrics, such as P / E ratio and dividend yield, were considered but ultimately deemed less relevant than EV / EBITDA for companies of this nature Financial data for the Selected Company Analysis was sourced from public filings and other publicly available information Forward-looking figures, such as current and future CY EBITDA estimates, were taken from analysis by Wall Street equity research analysts Strictly Confidential | 23

DRAFT APPENDIX — A. SELECTED COMPANY ANALYSIS Selected Company Analysis (1/4) North America peers Select comparable companies ($ in millions, except per share data) Share price June % of 52-week Market Enterprise EV / EBITDA EBITDA CAGR Dividend 10, 2026 high cap. value CY2026E CY2027E CY’25A—CY’27E yield North America Brookfield Renewable Partners LP $35.27 92.5% $24,2251 $42,0491 13.9x1 12.7x1 10.8% 4.5% Clearway Energy, Inc. Class C 39.29 94.6% 8,063 17,325 12.1x 11.0x 13.9% 4.8% Northland Power Inc. 16.16 86.6% 4,225 8,019 7.3x 6.5x 17.4% 3.2% XPLR Infrastructure, LP 11.47 86.6% 2,209 12,005 11.2x2 11.4x2 (5.2%) - Boralex Inc. (unaffected) 3 23.97 97.4% 2,463 5,456 9.9x 9.5x 9.7% 2.0% Boralex Inc. (today) 4 26.44 99.4% 2,719 5,686 10.5x 10.2x 9.1% 1.8% 75th percentile 12.5x 11.7x 14.8% 4.5% Boralex included for reference only and is not included in the summary Mean 11.1x 10.4x 14.0% 3.1% statistics Median 11.7x 11.2x 13.9% 3.8% 25th percentile 10.2x 9.8x 6.8% 2.4% Summary statistics excluding Brookfield Renewable Partners LP 75 th percentile 11.7x 11.2x 15.6% 4.0% Mean 10.2x 9.6x 8.7% 2.7% Median 11.2x 11.0x 15.6% 3.2% 25 th percentile 9.3x 8.7x 4.3% 1.6% ReNew $6.06 79.0% $2,3935 $9,8005 9.7x 8.7x 12.0% - Sources Company filings, FactSet, Management Forecast Notes 1. Excludes minority interest; consensus EBITDA estimates do not include amount attributable to equity method investments and non-controlling interests 2. XPLR Infrastructure Adj. EBITDA reflects consensus estimates less tax credits 3. Unaffected price as of March 24, 2026 4. Price as of June 10, 2026 5. Market capitalization is on fully diluted basis based on ~388.2 million diluted shares outstanding + dilutive effects of in-the-money ESOPs at the evaluated price Strictly Confidential | 24 and warrants at price ~$8.00 / share which reflects the 10-day VWAP as of October 10, 2025, the date the October 10 Offer was submitted

DRAFT APPENDIX — A. SELECTED COMPANY ANALYSIS Selected Company Analysis (2/4) India peers Select comparable companies ($ in millions, except per share data) Share price June % of 52-week Market Enterprise EV / EBITDA EBITDA CAGR Dividend 10, 2026 high cap. value CY2026E CY2027E CY’25A—CY’27E yield India Adani Green Energy $15.57 96.0% $25,640 $36,734 24.7x 18.6x 35.2% -Tata Power 4.14 85.0% 13,243 19,097 11.7x 10.1x 16.0% 0.7% JSW Energy 5.88 90.8% 10,789 18,208 14.3x 11.8x 28.8% 0.4% NTPC Green Energy 1.03 81.9% 8,690 11,606 23.1x 12.9x 91.4% -ACME Solar 3.54 92.5% 2,498 3,940 13.2x 7.2x 78.3% 0.1% Clean Max Enviro Energy Solutions Limited 14.05 94.6% 1,645 2,825 14.9x 9.4x 81.3% - 75th percentile 21.0x 12.6x 80.5% 0.3% Mean 17.0x 11.7x 55.2% 0.4% Median 14.6x 11.0x 56.7% 0.4% 25th percentile 13.5x 9.6x 30.4% - 1 1 ReNew $6.06 79.0% $2,393 $9,800 9.7x 8.7x 12.0% - Sources Company filings, FactSet, Management Forecast Notes 1. Market capitalization is on fully diluted basis based on ~388.2 million diluted shares outstanding + dilutive effects of in-the-money ESOPs at the evaluated price and warrants at price ~$8.00 / share which reflects Strictly Confidential | 25 the 10-day VWAP as of October 10, 2025, the date the October 10 Offer was submitted

DRAFT APPENDIX — A. SELECTED COMPANY ANALYSIS Selected Company Analysis (3/4) Selected Company Analysis – North America ($ in millions, except per share data) EV / CY2026E EBITDA Low High EV / CY2026E EBITDA A 10.0x 12.0x CY2026E EBITDA B $1,007 $1,007 Implied enterprise value C ( = A x B ) $10,068 $12,082 Net debt D (7,212) (7,212) Other adjustments1 E (194) (194) Implied equity value F ( = C + D + E ) $2,662 $4,675 Fully diluted shares outstanding2 G 396.5 408.4 Implied equity value per share H ( = F / G ) $6.71 $11.45 EV / CY2027E EBITDA Low High EV / CY2027E EBITDA A 9.0x 11.0x CY2027E EBITDA B $1,122 $1,122 Implied enterprise value C ( = A x B ) $10,095 $12,338 Net debt D (7,212) (7,212) Other adjustments1 E (194) (194) Implied equity value F ( = C + D + E ) $2,688 $4,931 Fully diluted shares outstanding2 G 396.7 410.6 Implied equity value per share H ( = F / G ) $6.78 $12.01 Sources Company filings, ReNew Management, Management Forecast, FactSet Notes 1. Includes estimated value of warrants using the Black Scholes method based on 10-day VWAP as of October 10, 2025 Strictly Confidential | 26 2. Assumes ~388.2 million diluted shares outstanding + in-the-money ESOPs based on the evaluated price and warrants based on 10-day VWAP as of October 10, 2025

DRAFT APPENDIX — A. SELECTED COMPANY ANALYSIS Selected Company Analysis (4/4) Selected Company Analysis – India ($ in millions, except per share data) EV / CY2026E EBITDA Low High EV / CY2026E EBITDA A 12.5x 14.5x CY2026E EBITDA B $1,007 $1,007 Implied enterprise value C ( = A x B ) $12,585 $14,599 Net debt D (7,212) (7,212) Other adjustments1 E (194) (194) Implied equity value F ( = C + D + E ) $5,179 $7,192 Fully diluted shares outstanding2 G 412.5 423.6 Implied equity value per share H ( = F / G ) $12.55 $16.98 EV / CY2027E EBITDA Low High EV / CY2027E EBITDA A 9.0x 11.0x CY2027E EBITDA B $1,122 $1,122 Implied enterprise value C ( = A x B ) $10,095 $12,338 Net debt D (7,212) (7,212) Other adjustments1 E (194) (194) Implied equity value F ( = C + D + E ) $2,688 $4,931 Fully diluted shares outstanding2 G 396.7 410.6 Implied equity value per share H ( = F / G ) $6.78 $12.01 Sources Company filings, ReNew Management, Management Forecast, FactSet Notes 1. Includes estimated value of warrants using the Black Scholes method based on 10-day VWAP as of October 10, 2025 Strictly Confidential | 27 2. Assumes ~388.2 million diluted shares outstanding + in-the-money ESOPs based on the evaluated price and warrants based on 10-day VWAP as of October 10, 2025

B Precedent Transactions Analysis

DRAFT APPENDIX — B. PRECEDENT TRANSACTIONS ANALYSIS Overview of Precedent Transactions Analysis Precedent Transactions Analysis considerations Rothschild & Co reviewed and analyzed certain financial information and historical merger and acquisition data related to selected public and private transactions that involved target companies operating in the renewable power generation and non-regulated power sectors Rothschild & Co’s Precedent Transactions Analysis focused on the implied EV / EBITDA multiples of the select precedent transactions, based on the terminal enterprise value of the target business implied by the transaction consideration and the estimated EBITDA of the target in the full calendar year in which the transaction was announced In line with the approach taken in the Selected Company Analysis, Rothschild & Co considered two categories of transactions, namely those involving renewables companies listed and / or operating in North America, and those involving renewables companies listed and / or operating in India Financial data for the Precedent Transactions Analysis was sourced from public filings and other publicly available information Forward-looking figures, such as CY EBITDA estimates, were taken from analysis by Wall Street equity research analysts at the time of transaction announcement Several factors limit the comparability of select precedent transactions, including differences in size, geography, business model and contract profile Each transaction involved unique circumstances, inherently differing from ReNew’s specific context Consequently, multiples-based analysis should not be solely relied upon quantitatively when considering the proposed Transaction Strictly Confidential | 29

DRAFT APPENDIX — B. PRECEDENT TRANSACTIONS ANALYSIS Precedent Transactions Analysis (1/3) Select North American renewables transactions ($ in millions) Ann. date Buyer Target % Acquired Enterprise value1,2 EV / EBITDA3 North America Mar-26 Brookfield / CDPQ Boralex 100% $7,047 14.8x Mar-26 EQT / GIP AES Corp 100% $33,400 11.6x Feb-25 Caisse de depot et placement du Quebec Innergex Renewable Energy Inc. 100% $6,963 11.7x May-24 Energy Capital Partners Management LP Atlantica Sustainable Infrastructure plc 100% 7,600 9.3x Mar-24 Iberdrola SA Avangrid, Inc. 100% 27,812 11.2x Jun-23 Brookfield Renewable Partners LP Duke Renewables LLC 100% 2,800 9.1x Oct-22 RWECE Clean Energy, Inc. Con Edison Clean Energy Businesses, Inc. 100% 6,800 11.3x May-22 TotalEnergies SE Clearway Energy Group LLC 50% 16,545 12.9x Jan-22 Blackstone Corporate Private Equity Invenergy LLC 33% 10,680 14.4x Mar-20 Brookfield Corporation TerraForm Power, Inc. 38% 9,682 11.3x Nov-19 Caisse de depot et placement du Quebec Pattern Energy Group, Inc. 100% 6,100 16.4x Apr-18 Algonquin Power & Utilities Corp. Atlantica Sustainable Infrastructure plc 16% 7,543 9.3x Feb-18 Capital Dynamics AG 8point3 Energy Partners LP 100% 1,700 14.0x Nov-17 Algonquin Power & Utilities Corp. Atlantica Sustainable Infrastructure plc 25% 7,975 10.1x Mar-17 Brookfield Corporation TerraForm Power, Inc. 51% 6,555 13.8x Jan-16 iCON Infrastructure LLP Capstone Infrastructure Corporation 100% 1,214 9.5x 75th percentile 13.4x Mean 11.7x Median 11.3x 25th percentile 10.0x Sources Wall Street research, FactSet, Mergermarket Notes 1. Converted to USD using the exchange rate as of the day prior to announcement of transaction 2. Reflects implied enterprise value for 100% of company Strictly Confidential | 30 3. CY EBITDA estimates were taken from analysis by Wall Street equity research analysts at the time of transaction announcement

DRAFT APPENDIX — B. PRECEDENT TRANSACTIONS ANALYSIS Precedent Transactions Analysis (2/3) Select Indian renewables transactions ($ in millions) Ann. Date Buyer Target % Acquired Enterprise value1,2 EV / EBITDA3 India Dec-24 JSW Energy Limited O2 Power Private Limited 100% $1,462 8.3x4 May-23 Indi Grid Trust Virescent Renewable Energy Trust 100% 487 9.4x4 Apr-23 Brookfield Renewable Partners LP Cleanmax Enviro Energy Solutions Pvt Ltd. 51% 719 10.6x Nov-22 Sembcorp Industries Ltd. Vector Green Energy Private Limited 100% 595 10.3x4 Apr-22 Blackrock Real Assets / Mubdala Investment Company Tata Renewable Energy Ltd. 11% 6,433 16.6x Aug-21 Augment Infrastructure Partners UGP LLC Cleanmax Enviro Energy Solutions Pvt Ltd. 100% 418 10.5x Aug-21 OMERS Infrastructure Management Inc. Azure Power Global Limited 19% 2,316 11.4x Mar-21 ORIX Corp. Greenko Energy Holdings Pvt Ltd. 22% 10,200 19.1x Jul-21 Global Power Synergy Public Company Avaada Power Private Limited 42% 1,755 19.0x4 Jan-18 ReNew Energy Global Plc Ostro Energy Pvt Ltd. 100% 1,598 10.6x4 75th percentile 15.3x Mean 12.6x Median 10.6x 25th percentile 10.3x ReNew M&A stake sale precedents5 Seller Mar-23 Canada Pension Plan Investment Board Goldman Sachs Group Inc 13% $7,285 9.4x Sep-22 Canada Pension Plan Investment Board Goldman Sachs Group Inc 14% 7,823 9.8x Feb-22 Canada Pension Plan Investment Board Goldman Sachs Group Inc 7% 7,388 8.9x 75th percentile (inc 11.4x Mean (incl. ReNe 11.8x Median (incl. ReN 10.5x 25th percentile (inc 9.4x Sources Company filings, Wall Street research, FactSet, Mergermarket transaction was announced) due to lack of public information Notes 5. Converted to USD using the exchange rate published in the Company 6-K for the quarterly period 1. Converted to USD using the exchange rate as of the day prior to announcement of transaction ending prior to transaction announcement; balance sheet data taken from the Company 6-K for the 2. Reflects implied enterprise value for 100% of company quarterly period ending prior to transaction announcement 3. CY EBITDA for the year in which the transaction was announced Strictly Confidential | 31 4. Last-twelve months (“LTM”) EBITDA or FY EBITDA (EBITDA from the fiscal year in which the

DRAFT APPENDIX — B. PRECEDENT TRANSACTIONS ANALYSIS Precedent Transactions Analysis (3/3) Precedent Transactions Analysis ($ in millions, except per share data) North America Low High Multiples paid in North American precedent transactions A 10.5x 12.5x LTM EBITDA B $946 $946 Implied enterprise value C ( = A x B ) $9,934 $11,827 Net debt D (7,212) (7,212) Other adjustments1 E (194) (194) Implied equity value F ( = C + D + E ) $2,528 $4,420 Fully diluted shares outstanding2 G 395.8 406.0 Implied equity value per share H ( = F / G ) $6.39 $10.89 India Low High Multiples paid in Indian precedent transactions A 10.2x 12.2x LTM EBITDA B $946 $946 Implied enterprise value C ( = A x B ) $9,651 $11,543 Net debt D (7,212) (7,212) Other adjustments1 E (194) (194) Implied equity value F ( = C + D + E ) $2,244 $4,136 Fully diluted shares outstanding2 G 394.2 403.0 Implied equity value per share H ( = F / G ) $5.69 $10.26 Sources Company filings, ReNew Management, Management Forecast, FactSet Notes 1. Includes estimated value of warrants using the Black Scholes method based on 10-day VWAP as of October 10, 2025 Strictly Confidential | 32 2. Assumes ~388.2 million diluted shares outstanding + in-the-money ESOPs based on the evaluated price and warrants based on 10-day VWAP as of October 10, 2025

C WACC and Cost of Equity

DRAFT APPENDIX — C. WACC AND COST OF EQUITY WACC and Cost of Equity (1/4) Basis of calculation To establish the weighted average cost of capital (“WACC”) for the Company, Rothschild & Co performed the following market standard WACC calculation consistent with Rothschild & Co’s internal WACC calculation guidelines: Where: Source of capital Cost of capital Other D = Market value of net debt Kd = Pre-tax cost of debt CAP = Market value of net debt + market value of equity (D + E) E = Market of equity Ke = Cost of equity T = Statutory tax rate The Capital Asset Pricing Model (“CAPM”) has been employed to calculate cost of equity, defined as follows: ERP + SP + CRP Where: Rf = Risk free rate ERP = Equity risk premium    CRP = Country risk premium â = Beta SP = Size premium Strictly Confidential | 34

DRAFT APPENDIX — C. WACC AND COST OF EQUITY WACC and Cost of Equity (2/4) WACC CAPM calculation Commentary WACC component Assumption Market data as of June 10, 2026 Risk free rate A 5.04% (A) Risk free rate: 20-year U.S. Treasury yield (B) Unlevered beta: 2-year historical adjusted beta (weekly Unlevered beta B 0.35 periodicity) of select North American renewables companies (exclusive of ReNew1) Target equity-to-total capital C 50.53% Indian renewables companies were considered; however, they Re-levered beta D ( = B * ( 1 + ( 1 – J ) * L / C ) ) 0.61 were not factored into the calculations, given ReNew (traded on the NASDAQ) has much closer alignment to North American Equity risk premium E 6.31% renewables companies in terms of beta and capitalization Country risk premium F 2.46% (L) / (C) Capital structure: based on capitalization of select North American renewables companies Size premium G 1.05% (E) Equity risk premium: supply-side long-term equity risk premium as provided by Kroll Cost of equity H ( = A + ( D * E ) + F + G ) 12.42% (F) Country risk premium: calculated as the spread between 20-Pre-tax cost of debt I 8.80% year Indian government bond yield and U.S. 20-year Treasury yield Tax rate J 25.20% (G) Size premium: based on size premium for companies with market cap. of ~$1,472 – $2,518 million as per the Center for Post-tax cost of debt K ( = I * ( 1 – J ) ) 6.58% Research in Security Prices (“CRSP”) and provided by Kroll (I) Pre-tax cost of debt: as provided by the Company Target debt-to-total capital L 49.47% WACC M ( = H * C + K * L ) 9.53% (J) Tax rate: Indian statutory tax rate Sources Company filings, Bloomberg, FactSet, Kroll, CRSP Notes Strictly Confidential | 35 1. ReNew’s recent trading following the Consortium’s rescinded offer has had a material impact on its beta

DRAFT APPENDIX — C. WACC AND COST OF EQUITY WACC and Cost of Equity (3/4) WACC sensitivities—Unlevered beta vs. debt-to-total capital Cost of equity sensitivities—Unlevered beta vs. debt-to-total capital Sensitivities around unlevered beta and debt-to-total capital, based on quartile range of select North American renewables companies, utilized to inform cost of equity range applied in the DDM Analysis, detailed earlier in this presentation Unlevered beta Unlevered beta 0.25 0.30 0.35 0.40 0.45 0.25 0.30 0.35 0.40 0.45 39.5% 9.22% 9.50% 9.79% 10.07% 10.35% 39.5% 10.94% 11.41% 11.88% 12.35% 12.81% . 44.5% 9.10% 9.38% 9.66% 9.94% 10.22%. 44.5% 11.12% 11.62% 12.12% 12.63% 13.13% ca p ca p total total 49.5% 8.98% 9.26% 9.53% 9.81% 10.09% 49.5% 11.33% 11.88% 12.42% 12.97% 13.52%—o o -t — t bt e e bt D 54.5% 8.86% 9.13% 9.41% 9.68% 9.95% D 54.5% 11.59% 12.19% 12.79% 13.38% 13.98% 59.5% 8.74% 9.01% 9.28% 9.55% 9.82% 59.5% 11.91% 12.58% 13.24% 13.90% 14.56% Strictly Confidential | 36 Sources Company filings, Bloomberg, FactSet, Kroll, CRSP

DRAFT APPENDIX — C. WACC AND COST OF EQUITY WACC and Cost of Equity (4/4) Select comparable companies ($ in millions)1 2-year weekly 5-year monthly Market Enterprise Net debt / Net debt / Historical adj. Unlevered Historical adj. Unlevered 2 Net debt 3 4 3 4 cap. value Equity Total capital beta beta beta beta North America Brookfield Renewable Partners LP $24,225 $16,026 $42,049 66% 38% 0.18 0.12 0.86 0.59 Clearway Energy, Inc. 8,063 9,262 17,325 115% 53% 0.94 0.51 0.89 0.48 Northland Power Inc. 4,225 4,287 8,019 101% 53% 0.65 0.35 0.60 0.33 XPLR Infrastructure LP 2,209 5,385 12,005 244% 45% 0.74 0.46 0.98 0.61 Mean 132% 47% 0.63 0.36 0.83 0.50 Median 108% 49% 0.70 0.41 0.88 0.54 Boralex Inc.5 $2,463 $3,135 $5,456 127% 57% 0.56 0.28 0.43 0.22 Mean—incl. Boralex 131% 49% 0.62 0.35 0.75 0.45 Median—incl. Boralex 115% 53% 0.65 0.35 0.86 0.48 ReNew $2,393 $7,212 $9,800 301% 74% 0.49 0.16 1.12 0.36 Mean—incl. ReNew 159% 53% 0.59 0.31 0.82 0.43 Median—incl. ReNew 121% 53% 0.61 0.32 0.88 0.42 India Adani Green Energy Limited $25,640 $10,186 $36,734 40% 28% 1.84 1.43 2.14 1.67 Tata Power Company Limited 13,252 6,418 19,106 48% 34% 1.19 0.86 1.19 0.86 JSW Energy Limited 10,789 7,129 18,208 66% 39% 0.85 0.57 1.36 0.92 NTPC Green Energy Limited 8,690 3,264 11,606 38% 28% 1.09 0.85 1.15 0.89 ACME Solar Holdings Limited 2,511 1,442 3,953 57% 36% 0.74 0.51 0.22 0.15 Mean 50% 33% 1.14 0.85 1.21 0.90 Median 48% 34% 1.09 0.85 1.19 0.89 Sources Company filings, FactSet, Bloomberg Notes 3. 2-year adjusted historical beta (weekly periodicity) and 5-year adjusted historical 1. Analysis excludes Clean Max Enviro Solutions Ltd given lack of historical data; beta (monthly periodicity) sourced from Bloomberg as of June 10, 2026 Clean Max listed on March 2, 2026 4. Unlevered beta = historical adjusted beta / (1 + (1 – statutory tax rate) * D / E)) Strictly Confidential | 37 2. Market data as of June 10, 2026 5. Boralex data as of March 24, 2026

D Management Forecast

DRAFT APPENDIX — D. MANAGEMENT FORECAST Overview of Management Forecast (1/2) ReNew Management developed and provided the Company’s long-term financial projections to Rothschild & Co, which were reviewed and approved by the Special Committee (the “Management Forecast”) Long-term financial projections’ eliminations to reflect internal sales (from the manufacturing segment to ReNew-owned solar projects) have been incorporated into the consolidated financials underlying the long-term financial projections Management Forecast covers a 9-year forecast period (FY2027 – FY2035), including certain key annual financial projections for two segments: the IPP Business (development, ownership and operation of renewable generation projects in India) and the Manufacturing Business (production of solar modules and cells) Financial figures in the Management Forecast are presented in Indian Rupees (“INR”), and for the purposes of financial analyses conducted throughout this presentation, INR figures have been converted to U.S. dollars (“USD” or “$”), using an exchange rate of 1 USD Overview = 95.27 INR as of June 10, 2026 Management Forecast was compiled on a consolidated “top-down” basis, combining financial data of the two business segments and corporate overheads, including appropriate eliminations and adjustments to reflect a consolidated perspective Management Forecast contains consolidated financial information and certain key annual projections but does not provide detailed entity-level financials, asset level financials or underlying assumptions Management Forecast is for a considerably shorter time period than the useful life of the underlying assets Management Forecast comprises levered cash flows, reflecting both current and expected future borrowings, and associated debt service Rothschild & Co’s financial analysis for evaluating the Revised Proposal has been based on the Management Forecast at the direction of the Company and the Special Committee Management Forecast reflects ~11.0 GW of gross commissioned capacity by the end of FY2026 Management Forecast assumes its existing IPP wind and solar assets have an average useful life 30 years, with a current average age of ~6 years and no asset retirements during the 10-year forecast period Tariffs are fixed for the duration of the power purchase agreements (“PPA”s) from the start of asset commercial operations, resulting in IPP Business— stable annual revenues of ~$1.0 billion and EBITDA that declines slightly from $0.8 billion to $0.7 billion throughout the forecast period existing assets Management Forecast assumes no incremental capex for existing assets over the forecast period The existing asset portfolio includes three joint venture (“JV”) projects, with ReNew owning a 51% equity interest These projects are accounted for in the Management Forecast at the EBITDA level, adjusted negatively to reflect EBITDA attributed to JV partners Strictly Confidential | 39 Sources Management Forecast

DRAFT APPENDIX — D. MANAGEMENT FORECAST Overview of Management Forecast (2/2) Management Forecast assumes ~14.7 GW of gross new asset additions from FY2026 to FY2035, averaging ~1.47 GW annually and ~13.1 GW of net new asset additions after asset sales Management Forecast assumes annual capacity additions based on ReNew’s existing pipeline of pre-commissioning projects, adjusted for potential project cancellations or abandonment Management Forecast assumes total capex for new assets over the forecast period is projected to be ~$8.3 billion, averaging ~$0.8 billion annually Management Forecast assumes new assets are projected to generate ~$0.9 billion of EBITDA annually by FY2035 Management Forecast assumes the annual sale of approximately 400 MW of pre-commissioning assets from FY26-FY29 (1.6 GW in total), IPP Business— providing additional funding for pipeline development over that period new assets Sale proceeds are based on a transaction multiple assumption of ~9x EBITDA, consistent with historical realizations Other key assumptions in the Management Forecast include the following: Portfolio mix: 80% solar / 20% wind Average tariffs: ~2.62 INR / KWh (solar) and ~3.84 INR / KWh (wind), averaging ~2.86 INR / KWh Plant load factor (“PLF”): ~31% (solar) and ~34% (wind), averaging ~32% Target project equity IRR: 16% – 20% Target project debt / equity funding ratio: 75% debt / 25% equity Management Forecast assumes total manufacturing capacity of 6.4 GW modules (2.4 GW Dholera, 4.0 GW Jaipur) and 6.5 GW of cell manufacturing (2.5 Dholera, 4.0 GW Gujarat) Manufacturing ~4 GW module capacity at Jaipur facility assumes both internal captive requirements and external sales Business Management Forecast assumes no additional capex Management Forecast assumes revenue peaks by FY2030, driven by increased plant utilization (assuming stable unit selling prices) However, the Management Forecast projects revenue to decline thereafter during the remainder of the forecast period Strictly Confidential | 40 Sources Management Forecast

DRAFT APPENDIX — D. MANAGEMENT FORECAST Management Forecast—Consolidated Consolidated cash flow profile ($ in millions)1,2 Commentary Fiscal year ended March 31, Consolidated EBITDA margin 1 (USDm) 2027E 2028E 2029E 2030E 2031E 2032E 2033E 2034E 2035E reflects blend of IPP Business Consolidated business (90%+) and Manufacturing Business (<10%), net of Total capacity (MW) corporate overheads Existing asset capacity 2 10,111 10,111 10,111 10,111 10,111 10,111 10,111 10,111 10,111 2 2 Cumulative sale of 1,600MW New assets’ cumulative annual additions 3,226 3,994 4,974 6,058 7,085 8,288 9,695 11,313 13,141 through 2029 and no asset sales Total capacity 13,337 14,105 15,085 16,169 17,196 18,399 19,806 21,424 23,252 thereafter Revenue $1,822 $2,081 $2,167 $2,284 $2,368 $2,415 $2,474 $2,551 $2,520 3 Capex entirely allocated to new % growth NA 14.2% 4.1% 5.4% 3.7% 2.0% 2.4% 3.1% (1.2%) generation assets, with no (-) Total costs (785) (932) (982) (1,041) (1,072) (1,070) (1,067) (1,065) (948) ongoing capex assumed for existing IPP assets (captured EBITDA $1,037 $1,150 $1,185 $1,243 $1,296 $1,345 $1,408 $1,486 $1,573 % margin 1 56.9% 55.2% 54.7% 54.4% 54.7% 55.7% 56.9% 58.3% 62.4% within operational expenses) or Manufacturing Business % growth 29.6% 10.9% 3.1% 4.8% 4.3% 3.8% 4.7% 5.6% 5.8% (-) Depreciation & amortization (303) (338) (369) (391) (414) (437) (464) (495) (528) 4 Income generated from 4.4% interest on ~$810 million of EBIT $734 $812 $817 $852 $882 $908 $944 $991 $1,045 restricted cash (+) Depreciation & amortization 303 338 369 391 414 437 464 495 528 5 ~$130 million drawn for existing (-) Levered cash taxes (17) (23) (24) (26) (27) (27) (25) (27) (28) assets over FY2026 – FY2027, (+) Proceeds from sale of assets 2 74 74 74 — ——-but all other borrowings primarily (-) Capital expenditures 3 (1,039) (661) (752) (599) (606) (703) (826) (945) (1,068) used to fund development / (-) Interest expense (628) (648) (660) (666) (673) (679) (691) (709) (732) construction of new assets (+) Interest income 4 35 35 35 35 35 35 35 35 35 (+) Debt disbursement 5 937 495 554 470 445 521 609 700 791 (-) Debt repayment (313) (321) (352) (384) (393) (409) (429) (442) (475) (+) Adj. for charges across joint ventures 2 2 2 2 2 2 2 2 2 FCFE $89 $103 $63 $75 $80 $85 $84 $102 $99 Sources Management Forecast, FactSet Notes 1. Converted to USD using an exchange rate of 1 USD = 95.27 INR as of June 10, 2026 Strictly Confidential | 41 2. Capacity on a proportionally owned basis (net of JVs)

DRAFT APPENDIX — D. MANAGEMENT FORECAST Management Forecast—Capacity Net capacity over time (GW)1,2 23.3 21.4 19.8 18.4 15.1 16.2 17.2 13.3 14.1 14.7 11.3 12.9 7.7 8.7 9.9 4.2 5.3 6.6 10.1 10.1 10.1 10.1 10.1 10.1 10.1 10.1 10.1 (1.0) (1.3) (1.6) (1.6) (1.6) (1.6) (1.6) (1.6) (1.6) 2027E 2028E 2029E 2030E 2031E 2032E 2033E 2034E 2035E Existing capacity Cumulative additions Cumulative selldown 2027E 2028E 2029E 2030E 2031E 2032E 2033E 2034E 2035E Existing capacity 10.1 10.1 10.1 10.1 10.1 10.1 10.1 10.1 10.1 Cumulative additions3 4.2 5.3 6.6 7.7 8.7 9.9 11.3 12.9 14.7 Cumulative selldown3 (1.0) (1.3) (1.6) (1.6) (1.6) (1.6) (1.6) (1.6) (1.6) Net Capacity 13.3 14.1 15.1 16.2 17.2 18.4 19.8 21.4 23.3 Sources Management Forecast Notes 1. Years reflect ReNew’s fiscal years ending on March 31; FY2026 capacity reflects full-year capacity 2. Capacity on a proportionally owned basis (net of JVs) Strictly Confidential | 42 3. Cumulative additions/selldowns reflects cumulative figure from the start of FY2026

DRAFT APPENDIX — D. MANAGEMENT FORECAST Management Forecast—Capex Capex over time ($ in millions)1,2 $1,039 $1,699 $2,451 $3,050 $3,655 $4,358 $5,184 $6,129 $7,197 Cumulative capex $1,068 $1,039 $945 $826 $752 $703 $661 $606 $599 2027E 2028E 2029E 2030E 2031E 2032E 2033E 2034E 2035E 2027E 2028E 2029E 2030E 2031E 2032E 2033E 2034E 2035E Annual capex $1,039 $661 $752 $599 $606 $703 $826 $945 $1,068 Cumulative capex 1,039 1,699 2,451 3,050 3,655 4,358 5,184 6,129 7,197 Sources Management Forecast, FactSet Notes 1. Converted to USD using an exchange rate of 1 USD = 95.27 INR as of June 10, 2026 Strictly Confidential | 43 2. Years reflect ReNew’s fiscal years ending on March 31; FY2026 cash flows reflect full-year cash flow projections

DRAFT APPENDIX — D. MANAGEMENT FORECAST Management Forecast—Gross debt Gross debt over time ($ in millions)1,2 $9,854 $10,171 $9,310 $9,420 $9,598 $9,017 $9,182 $9,262 $8,821 112 64 299 229 162 390 401 2,181 2,615 3,135 3,561 3,954 4,413 4,950 5,567 6,260 $6,250 $6,001 $5,748 $5,471 $5,194 $4,895 $4,584 $4,251 $3,893 (313) (321) (352) (384) (393) (409) (429) (442) (475) 2027E 2028E 2029E 2030E 2031E 2032E 2033E 2034E 2035E IPP Business—existing assets IPP Business—new assets Manufacturing Business Total amortization 2027E 2028E 2029E 2030E 2031E 2032E 2033E 2034E 2035E IPP Business—existing assets $6,250 $6,001 $5,748 $5,471 $5,194 $4,895 $4,584 $4,251 $3,893 IPP Business—new assets 2,181 2,615 3,135 3,561 3,954 4,413 4,950 5,567 6,260 Manufacturing Business 390 401 299 229 162 112 64 36 17 Total amortization (313) (321) (352) (384) (393) (409) (429) (442) (475) Total gross debt $8,821 $9,017 $9,182 $9,262 $9,310 $9,420 $9,598 $9,854 $10,171 Sources Management Forecast, FactSet Notes 1. Converted to USD using an exchange rate of 1 USD = 95.27 INR as of June 10, 2026 Strictly Confidential | 44 2. Years reflect ReNew’s fiscal years ending on March 31; FY2026 cash flows reflect full-year cash flow projections

DRAFT APPENDIX — D. MANAGEMENT FORECAST Management Forecast—Revenue Revenue over time ($ in millions)1,2,3 $2,551 $2,520 $2,415 $2,474 $2,368 $2,284 $2,167 $2,081 754 583 801 $1,822 896 890 847 865 843 688 985 723 845 528 618 286 355 439 185 $949 $952 $948 $948 $949 $950 $951 $952 $953 2027E 2028E 2029E 2030E 2031E 2032E 2033E 2034E 2035E IPP Business—existing assets IPP Business—new assets Manufacturing Business 2027E 2028E 2029E 2030E 2031E 2032E 2033E 2034E 2035E IPP Business—existing assets $949 $952 $948 $948 $949 $950 $951 $952 $953 IPP Business—new assets 185 286 355 439 528 618 723 845 985 Manufacturing Business 688 843 865 896 890 847 801 754 583 Total revenue $1,822 $2,081 $2,167 $2,284 $2,368 $2,415 $2,474 $2,551 $2,520 Sources Management Forecast, FactSet Notes 1. Converted to USD using an exchange rate of 1 USD = 95.27 INR as of June 10, 2026 2. Years reflect ReNew’s fiscal years ending on March 31; FY2026 cash flows reflect full-year cash flow projections Strictly Confidential | 45 3. Includes new 4 GW cell factory in Gujarat

DRAFT APPENDIX — D. MANAGEMENT FORECAST Management Forecast—EBITDA EBITDA over time ($ in millions)1,2,3 56.9% 55.2% 54.7% 54.4% 54.7% 55.7% 56.9% 58.3% 62.4% Margin % $1,573 $1,408 $1,486 $1,345 41 $1,243 $1,296 67 $1,150 $1,185 105 86 $1,037 142 125 151 147 752 876 117 470 550 643 165 255 316 391 $755 $744 $722 $711 $700 $690 $679 $667 $655 2027E 2028E 2029E 2030E 2031E 2032E 2033E 2034E 2035E IPP Business—existing assets IPP Business—new assets Manufacturing Business 2027E 2028E 2029E 2030E 2031E 2032E 2033E 2034E 2035E IPP Business—existing assets $755 $744 $722 $711 $700 $690 $679 $667 $655 IPP Business—new assets 165 255 316 391 470 550 643 752 876 Manufacturing Business 117 151 147 142 125 105 86 67 41 Total EBITDA $1,037 $1,150 $1,185 $1,243 $1,296 $1,345 $1,408 $1,486 $1,573 Sources Management Forecast, FactSet Notes 1. Converted to USD using an exchange rate of 1 USD = 95.27 INR as of June 10, 2026 Strictly Confidential | 46 2. Years reflect ReNew’s fiscal years ending on March 31; FY2026 cash flows reflect full-year cash flow projections

DRAFT APPENDIX — D. MANAGEMENT FORECAST Management Forecast—IPP Business—existing assets IPP Business—existing assets cash flow profile ($ in millions)1 Fiscal year ended March 31, 9-year (USDm) 2027E 2028E 2029E 2030E 2031E 2032E 2033E 2034E 2035E CAGR IPP Business—existing assets Total capacity (MW) 10,111 10,111 10,111 10,111 10,111 10,111 10,111 10,111 10,111 - 2 Gross production (GWh) 88,571 88,571 88,571 88,571 88,571 88,571 88,571 88,571 88,571 - Revenue $949 $952 $948 $948 $949 $950 $951 $952 $953 0.1% % growth 1.3% 0.4% (0.5%) 0.1% 0.1% 0.1% 0.1% 0.1% 0.1% (-) implied total costs (194) (208) (225) (238) (249) (260) (272) (285) (298) EBITDA $755 $744 $722 $711 $700 $690 $679 $667 $655 (1.8%) % margin 79.6% 78.2% 76.2% 74.9% 73.8% 72.6% 71.4% 70.1% 68.7% % growth 1.1% (1.4%) (3.0%) (1.6%) (1.4%) (1.5%) (1.6%) (1.7%) (1.8%) (-) Depreciation & amortization (221) (221) (220) (220) (220) (220) (219) (219) (219) (0.1%) EBIT $534 $523 $502 $491 $481 $470 $459 $448 $436 (2.5%) (+) Depreciation & amortization 221 221 220 220 220 220 219 219 219 (0.1%) (-) Levered cash taxes (14) (15) (15) (15) (16) (18) (18) (21) (24) 7.1% (+) Proceeds from sale of assets — — — — - -(-) Capital expenditures — — — — —(-) Interest expense (516) (494) (472) (450) (426) (401) (374) (346) (316) (5.9%) (+) Interest income 35 35 35 35 35 35 35 35 35 -(+) Debt disbursement 39 — — — — (100.0%) (-) Debt repayment (267) (249) (253) (276) (277) (299) (311) (334) (357) 3.7% FCFE $33 $21 $18 $5 $16 $8 $11 $2 ($8) - Total debt—closing balance $6,250 $6,001 $5,748 $5,471 $5,194 $4,895 $4,584 $4,251 $3,893 Implied interest rate 8.0% 7.9% 7.9% 7.8% 7.8% 7.7% 7.6% 7.6% 7.4% 3 Implied debt service coverage ratio 0.95x 0.98x 0.98x 0.96x 0.97x 0.96x 0.96x 0.95x 0.94x Sources Management Forecast, FactSet Notes 1. Converted to USD using an exchange rate of 1 USD = 95.27 INR as of June 10, 2026 2. Capacity on a proportionally owned basis (net of JVs) Strictly Confidential | 47 3. Calculated as EBITDA minus cash taxes, divided by debt service (interest payments and amortization)

DRAFT APPENDIX — D. MANAGEMENT FORECAST Management Forecast—IPP Business—new assets IPP Business—new assets cash flow profile ($ in millions)1 Fiscal year ended March 31, 9-year (USDm) 2027E 2028E 2029E 2030E 2031E 2032E 2033E 2034E 2035E CAGR IPP Business—new assets 2 Annual additions (MW) 1,353 768 980 1,084 1,027 1,203 1,407 1,618 1,828 3.8% 2 Cumulative 3,226 3,994 4,974 6,058 7,085 8,288 9,695 11,313 13,141 19.2% Revenue $185 $286 $355 $439 $528 $618 $723 $845 $985 23.2% % growth NA 54.6% 24.0% 23.7% 20.4% 17.0% 17.0% 16.9% 16.5% (-) implied total costs (20) (31) (39) (48) (58) (68) (80) (93) (108) EBITDA $165 $255 $316 $391 $470 $550 $643 $752 $876 23.2% % margin 89.0% 89.0% 89.0% 89.0% 89.0% 89.0% 89.0% 89.0% 89.0% % growth n.a. 54.6% 24.0% 23.7% 20.4% 17.0% 17.0% 16.9% 16.5% (-) Depreciation & amortization (49) (75) (93) (115) (139) (162) (190) (222) (258) 23.2% EBIT $116 $180 $223 $276 $332 $388 $454 $531 $618 23.2% (+) Depreciation & amortization 49 75 93 115 139 162 190 222 258 23.2% (-) Levered cash taxes — — — — - -(+) Proceeds from sale of assets 74 74 74 — — — (100.0%) (-) Capital expenditures (858) (628) (752) (599) (606) (703) (826) (945) (1,068) 2.8% (-) Interest expense (84) (129) (158) (193) (230) (266) (308) (358) (414) 22.0% (+) Interest income — — — — —(+) Debt disbursement 716 462 554 470 445 521 609 700 791 1.3% (-) Debt repayment (16) (28) (35) (43) (52) (61) (72) (84) (98) 25.2% FCFE ($4) $7 ($0) $26 $27 $41 $46 $66 $88 - Total debt—closing balance $2,181 $2,615 $3,135 $3,561 $3,954 $4,413 $4,950 $5,567 $6,260 Implied interest rate 5.7% 5.9% 6.0% 6.2% 6.5% 6.7% 7.0% 7.2% 7.4% Implied debt service coverage ratio3 1.64x 1.62x 1.64x 1.66x 1.67x 1.68x 1.69x 1.70x 1.71x Sources Management Forecast, FactSet Notes 1. Converted to USD using an exchange rate of 1 USD = 95.27 INR as of June 10, 2026 2. Annual capacity additions net of projected asset sales; 2027E cumulative capacity includes 2026 additions Strictly Confidential | 48 3. Calculated as EBITDA minus cash taxes, divided by debt service (interest payments and amortization)

E DDM Analysis

DRAFT APPENDIX — E. DDM ANALYSIS Consolidated DDM Analysis1 DDM Analysis – Consolidated ($ in millions)1,2 Terminal 2027E 2028E 2029E 2030E 2031E 2032E 2033E 2034E 2035E Year Consolidated EBITDA $1,037 $1,150 $1,185 $1,243 $1,296 $1,345 $1,408 $1,486 $1,573 $1,665 % annual growth 13.3% 10.9% 3.1% 4.8% 4.3% 3.8% 4.7% 5.6% 5.8% 5.8% (-) Depreciation & amortization (303) (338) (369) (391) (414) (437) (464) (495) (528) (528) EBIT $734 $812 $817 $852 $882 $908 $944 $991 $1,045 $1,137 (+) Depreciation & amortization 303 338 369 391 414 437 464 495 528 528 (+) Adjustment for charges across joint ventures 2 2 2 2 2 2 2 2 2 2 (-) Levered cash taxes (17) (23) (24) (26) (27) (27) (25) (27) (28) (286) (+) Proceeds from sale of assets 74 74 74 — — — -(-) Capital expenditures (1,039) (661) (752) (599) (606) (703) (826) (945) (1,068) (528) FCFF $58 $542 $485 $621 $666 $618 $559 $516 $479 $853 (-) Interest expense (628) (648) (660) (666) (673) (679) (691) (709) (732) (+) Interest income 35 35 35 35 35 35 35 35 35 (+) Debt disbursement 937 495 554 470 445 521 609 700 791 (-) Debt repayment (313) (321) (352) (384) (393) (409) (429) (442) (475) (+/-) Perpetual debt drawdown — — — — - FCFE $89 $103 $63 $75 $80 $85 $84 $102 $99 Discount factor 0.94 0.84 0.75 0.67 0.60 0.53 0.47 0.42 0.38 0.34 Discounted FCFE3 $84 $86 $47 $50 $47 $45 $40 $43 $37 Cumulative discounted FCFE (FY2027—FY2035) A $480 FCFF (terminal year)4 $853 Capitalization factor 5 18.5x Terminal year enterprise value $15,788 Memo: Implied terminal year EV / EBITDA 9.5x (-) 2035E year-end net debt (9,425) 1. Converted to USD using an exchange rate of 1 USD = 95.27 INR as of June 10, 2026 Terminal equity value $6,363 2. Reflects fiscal year end on March 31 PV of terminal equity value B $2,132 3. Discounted at 12.2% cost of equity using mid-year convention to March 31, 2026 4. Based on estimated normalized unlevered FCFF, assuming one year of EBITDA growth at historical Equity value = A + B $2,612 2035 rate to reflect impact of 2035 capex, terminal capital expenditures equal to depreciation for steady state maintenance of fleet and cash taxes based on statutory Indian tax rate of 25.2% applied to operating profits Sources Management Forecast, FactSet 5. Derived from perpetuity growth formula (1 / (r – g)) where r = 9.4% and g = Reserve Bank of India’s 50 Notes Represents cash flows for portfolio on proportionally-owned basis (net of JVs) stated 4.0% inflation target

DRAFT APPENDIX — E. DDM ANALYSIS Consolidated DDM Analysis1 DDM Analysis – Consolidated (cont’d) ($ in millions, except per share data)  Implied    equity value2 Implied    enterprise value2 Perpetuity growth rate Perpetuity growth rate    3.50% 3.75% 4.00% 4.25% 4.50% 3.50% 3.75% 4.00% 4.25% 4.50%    14.20% $1,873 $2,054 $2,252 $2,469 $2,709    14.20% $9,280 $9,461 $9,659 $9,876 $10,115 uity 13.20% 2,012 2,209 2,424 2,660 2,920 uity 13.20% 9,419 9,616 9,831 10,067 10,327 e q e q of 12.20% 2,164 2,378 2,612 2,869 3,152of 12.20% 9,570 9,785 10,019 10,275 10,558 t t o s o s C    11.20% 2,330 2,563 2,818 3,098 3,406 C 11.20% 9,737 9,970 10,225 10,504 10,812 10.20% 2,512 2,766 3,044 3,349 3,684 10.20% 9,919 10,173 10,450 10,755 11,091 Implied equity value per share2,3 Implied CY2026E EV / EBITDA multiple Perpetuity growth rate Perpetuity growth rate 3.50% 3.75% 4.00% 4.25% 4.50% 3.50% 3.75% 4.00% 4.25% 4.50%    14.20% $4.77 $5.22 $5.71 $6.24 $6.83    14.20% 9.2x 9.4x 9.6x 9.8x 10.0x t y 13.20% 5.11 5.61 6.13 6.71 7.34 y t 13.20% 9.4x 9.6x 9.8x 10.0x 10.3x ui eq eq ui f 12.20% 5.49 6.02 6.59 7.22 7.90f 12.20% 9.5x 9.7x 10.0x 10.2x 10.5x o o Cost 11.20% 5.91 6.47 7.09 7.77 8.52 Cost 11.20% 9.7x 9.9x 10.2x 10.4x 10.7x 10.20% 6.35 6.97 7.64 8.38 9.19 10.20% 9.9x 10.1x 10.4x 10.7x 11.0x Sources ReNew Management, Management Forecast, FactSet October 10, 2025 Notes 3. Assumes ~388.2 million diluted shares outstanding + in-the-money ESOPs based on the evaluated 1. Converted to USD using an exchange rate of 1 USD = 95.27 INR as of June 10, 2026 price and warrants based on 10-day VWAP as of October 10, 2025 51 2. Includes estimated value of warrants using the Black Scholes method based on 10-day VWAP as of

F Additional supplemental materials

DRAFT APPENDIX — F. ADDITIONAL SUPPLEMENTAL MATERIALS Overview of Premia Paid Analysis Premia Paid Analysis considerations Rothschild & Co reviewed and analyzed certain financial information and historical merger and acquisition data related to selected public transactions Rothschild & Co reviewed premiums paid in completed transactions announced since January 1, 2016, involving the acquisition of controlling interests and subsequent delisting of public targets Two categories of transactions, in particular, were considered: (i) Precedent transactions involving renewables-focused companies with transaction values exceeding $300 million (ii) Precedent transactions involving controlling shareholders acquiring remaining minority interests in listed targets, specifically all-cash transactions exceeding $100 million in transaction value For each transaction, Rothschild & Co assessed final offer premium per share vs. the unaffected share price1 and various VWAPs Select reference ranges for implied ReNew share price, as shown in Section 4 are based on the premia to the Company’s unaffected share price1 Financial data for the Premia Paid Analysis was sourced from public filings and other publicly available information Several factors limit the comparability of selected precedent transactions, including differences in size, geography, business model and contract profile Each transaction involved unique circumstances, inherently differing from ReNew’s specific context Consequently, premia-based analysis should not be solely relied upon quantitatively when considering the proposed Transaction Sources Wall Street research, FactSet Notes Strictly Confidential | 53 1. ReNew’s unaffected share price as of May 28, 2026, the last trading day prior to the May 28 Offer

DRAFT APPENDIX — F. ADDITIONAL SUPPLEMENTAL MATERIALS Premia Paid Analysis (1/2) Select global renewables transactions ($ in millions) Equity value2 Premia Enterprise Ann. date Buyer Target % Acquired 1,2 3 3 30-day 90-day 180-day value Unaffected Final Unaffected VWAP4 VWAP4 VWAP4 Mar-26 Brookfield / CDPQ Boralex 100% $7,047 $2,083 $2,745 32% 37% 40% 42% Mar-26 EQT / GIP AES Corp 100% $33,400 $7,888 $10,688 36% 42% 40% 36% Feb-25 Caisse de depot et placement du Quebec Innergex Renewable Energy Inc. 100% $6,963 $1,288 $1,979 54% 80% 73% 66% Nov-24 Tokyu Fudosan Holdings Corp. Renewable Japan Co., Ltd. 84% 1,012 105 247 135% 115% 100% 91% Jun-24 Abu Dhabi Future Energy Company Terna Energy S.A. 100% 3,401 2,490 2,597 4% 8% 10% 14% May-24 Brookfield Corporation Neoen SA 100% 8,476 5,211 5,627 27% 32% 40% 44% May-24 Energy Capital Partners Management LP Atlantica Sustainable Infrastructure plc 100% 7,600 2,179 2,590 19% 22% 21% 17% May-24 EQT Infrastructure OX2 AB 100% 1,248 1,054 1,511 43% 45% 36% 29% Mar-24 Iberdrola SA Avangrid, Inc. 100% 27,812 12,452 13,876 11% 15% 12% 14% Mar-24 KKR & Co Inc Encavis AG 100% 4,605 2,358 3,079 31% 47% 42% 40% Dec-23 KKR & Co Inc Greenvolt—Energias Renovaveis SA 100% 1,851 1,139 1,270 12% 18% 30% 32% Jun-23 Antin Infrastructure Partners Opdenergy Holding SA 100% 1,319 636 931 46% 50% 51% 42% Mar-23 EQT Infrastructure Tion Renewables AG 82% 326 119 161 35% 33% 33% 30% May-22 KKR & Co Inc ContourGlobal Plc 100% 5,389 1,782 2,180 22% 24% 25% 26% Apr-22 KKR & Co Inc Albioma 100% 2,683 1,132 1,687 49% 41% 44% 45% Oct-21 JPMorgan Infrastructure Investments Group Falck Renewables S.p.A. 100% 3,938 2,595 2,990 15% 24% 30% 35% Jun-21 EQT Infrastructure Solarpack Corporacion Tecnologica SA 51% 1,500 737 1,068 45% 42% 35% 32% Nov-19 Caisse de depot et placement du Quebec Pattern Energy Group, Inc. 100% 6,100 2,542 2,635 4% 14% 16% 18% Oct-19 Morgan Stanley Infrastructure Inc. PNE AG 100% 444 325 337 4% 13% 21% 25% Feb-18 Capital Dynamics AG 8point3 Energy Partners LP 100% 1,700 1,130 987 (13%) (17%) (17%) (17%) Feb-18 TerraForm Power, Inc. Saeta Yield SA 100% 3,012 1,115 1,224 10% 24% 25% 25% Jan-16 iCON Infrastructure LLP Capstone Infrastructure Corporation 100% 1,214 229 480 109% 41% 44% 46% 75th percentile 45% 42% 42% 42% Mean 33% 34% 34% 33% Median 29% 33% 34% 32% 25th percentile 11% 19% 22% 25% Sources Wall Street research, FactSet, Mergermarket Notes 1. Converted to USD using the exchange rate as of the day prior to announcement of transaction 2. Reflects implied value for 100% of company 3. Unaffected date reflects the last trading day prior to public speculation about a potential take-private transaction Strictly Confidential | 54 4. VWAPs as of unaffected date

DRAFT APPENDIX — F. ADDITIONAL SUPPLEMENTAL MATERIALS Premia Paid Analysis (2/2) Select all-cash majority “squeeze-out” transactions involving special committees ($ in millions) Equity value1 Premia Enterprise Ann. date Buyer Target % Acquired 1 2 2 30-day 90-day 180-day value Unaffected Final Unaffected VWAP3 VWAP3 VWAP3 May-25 Blackstone, Founders TaskUs, Inc. 44% $1,940 $1,520 $1,831 20% 26% 9% 7% Mar-24 Iberdola SA Avangrid, Inc. 19% 27,812 12,452 13,876 11% 15% 12% 14% Feb-24 Apex Intermediate HoldCo Inc Agiliti Inc 28% 2,500 803 1,429 78% 27% (0%) (11%) Feb-24 HireRight Holdings Corp SPV HireRight Holdings Corp 25% 1,650 679 970 43% 47% 46% 42% Oct-23 Capital Square Partners Startek 44% 217 116 174 50% 49% 44% 33% Aug-23 Light & Wonder Inc SciPlay Corp 18% 2,510 1,970 2,905 47% 34% 37% 37% Dec-22 BDT Capital Partners LLC Weber Inc 38% 3,748 1,450 2,320 60% 24% (3%) (4%) Nov-22 Poseidon Acquisition Corp. Atlas Corp. 30% 10,858 2,881 3,860 34% 43% 31% 24% Oct-22 Omega Acquisition Inc Continental Resources Inc 17% 33,139 23,260 26,787 15% 18% 19% 25% Jun-22 Commodore Parent 2022 LLC Convey Health Solutions Holdings Inc 25% 1,077 316 769 143% 99% 83% 84% May-22 Axar Capital Management LP StoneMor Inc 28% 760 291 429 48% 48% 40% 42% Nov-21 Geneve Holdings Inc Independence Holding Co 38% 827 632 857 36% 32% 27% 27% Aug-21 Santander Holdings USA Inc Santander Consumer USA Holdings Inc 20% 50,584 11,149 12,701 14% 11% 19% 33% Jan-21 Farm Bureau Property & Casualty Insurance FBL Financial Group Inc 39% 1,574 909 1,488 64% 62% 71% 69% Nov-20 Sumitovant Biopharma Ltd Urovant Sciences Ltd 28% 681 263 515 96% 92% 86% 87% Aug-20 Ionis Pharmaceuticals Inc Akcea Therapeutics Inc 25% 1,550 1,156 1,844 59% 56% 35% 29% Aug-20 Dufry AG Hudson Ltd 43% 1,113 467 711 52% 63% 44% 50% Feb-20 KYOCERA Corp AVX Corp 28% 2,942 2,280 3,297 45% 40% 41% 44% May-19 Employers Mutual Casualty Co EMC Insurance Group Inc 46% 805 520 780 50% 49% 46% 42% Jun-18 Roche Holding AG Foundation Medicine Inc 46% 5,296 3,951 5,084 29% 47% 64% 68% Mar-18 Evergreen Parent LP AmTrust Financial Services Inc 49% 4,596 1,990 2,892 45% 47% (30%) (31%) Nov-16 Investor Group Synutra International Inc 37% 631 217 343 58% 31% 20% 21% Sep-16 Icahn Enterprises Holdings LP Federal-Mogul Holdings Corp 18% 2,100 842 1,690 101% 128% 83% 59% Jul-16 Great American Insurance Group National Interstate Corp 49% 660 219 315 44% 37% 30% 26% 75th percentile 60% 51% 46% 45% Mean 52% 47% 36% 34% Median 48% 45% 36% 33% 25th percentile 35% 30% 19% 23% Sources Wall Street research, FactSet, Mergermarket Notes 1. Reflects implied value for 100% of company 2. Unaffected date reflects the last trading day prior to public speculation about a potential take-private transaction Strictly Confidential | 55 3. VWAPs as of unaffected date

DRAFT APPENDIX — F. ADDITIONAL SUPPLEMENTAL MATERIALS Relative share price evolution vs. select North American renewables companies Relative1 share price performance among ReNew and select North American renewables companies 40.0% 20.0% 19.6% 0.0% (3.1%) (13.0%) (20.0%) (25.7%) (36.5%) (40.0%) (46.5%) (60.0%) (80.0%) (85.5%) (100.0%) 24-Aug-21 24-Jan-22 24-Jun-22 24-Nov-22 24-Apr-23 24-Sep-23 24-Feb-24 24-Jul-24 24-Dec-24 24-May-25 24-Oct-25 24-Mar-26 ReNew Boralex Brookfield Renewable Partners Clearway Energy Northland Power XPLR Infrastructure Average2 Sources FactSet Notes 1. Relative performance reflects change to share price on August 24, 2021; August 24, 2021 reflects ReNew’s IPO date Strictly Confidential | 56 2. Peer performance weighted equally

DRAFT APPENDIX — F. ADDITIONAL SUPPLEMENTAL MATERIALS Relative share price evolution vs. select Indian renewables companies Relative1 share price performance among ReNew and select Indian renewables companies 300.0% 250.0% 213.6% 200.0% 159.6% 150.0% 100.0% 88.5% 50.0% 55.6% 33.0% 0.0% (19.5%) (50.0%) (36.5%) (100.0%) 24-Aug-21 24-Jan-22 24-Jun-22 24-Nov-22 24-Apr-23 24-Sep-23 24-Feb-24 24-Jul-24 24-Dec-24 24-May-25 24-Oct-25 24-Mar-26 ReNew Tata Power JSW Energy Adani Green ACME Solar2 NTPC Green Energy3 Average4 Sources FactSet Notes 1. Relative performance reflects change to share price on August 24, 2021; August 24, 2021 reflects ReNew’s IPO date 2. ACME Solar Holdings shares were listed on November 13, 2024 3. NTPC Green Energy shares were listed on November 27, 2024 Strictly Confidential | 57 4. Peer performance weighted equally

DRAFT APPENDIX — F. ADDITIONAL SUPPLEMENTAL MATERIALS Shareholder overview Likely offeror holdings1 Offerors holdings Investor information Voting holding information Anticipated structure Diluted Diluted Anticipated offer will be an election process Voting shares Outstanding outstanding outstanding Name Country Type 2 2 whereby current shareholders can elect to, i) (millions) shares (%) shares shares (millions) (%) remain a shareholder in the PLC or ii) cash election 1 CPP Investments Canada Pension 76.5 31.1% 88.8 28.3% Shareholder Agreement (SHA): 2 Sumat Sinha India Insider 0.0 0.0% 55.6 17.7% Under the anticipated proposal from CPP CPP Investments and Founder 76.5 31.1% 144.4 46.0% 3 Investments and the Founder, all remaining Free float 169.4 68.9% 169.4 54.0% shareholders will become parties to a new Total 245.9 100.0% 313.8 100.0% SHA with ADIA and JERA Governance rights will be linked strictly to percentage shareholding rather than named specific rights Top 15 free float shareholders Election Options Roll-Over Election: Elect to remain a Investor information Voting holding information shareholder in the PLC (which will transition Voting Outstanding Cumulative Free float Cumulative to a private company upon the Scheme Name Country Type shares shares OS (“FF”) FF becoming effective) (millions) (“OS”) (%) (%) (%) (%) Cash Election: Elect to receive a cash 1 ADIA UAE SWF 58.2 23.7% 23.7% 34.3% 34.3% payment for all shares held 2 JERA Japan Strategic 28.5 11.6% 35.3% 16.8% 51.2% Default Treatment: Shareholders who fail to 3 Franklin Templeton Singapore Long-only 11.7 4.8% 40.0% 6.9% 58.1% 4 Rubric Capital Management US Hedge Fund 11.0 4.5% 44.5% 6.5% 64.6% make a valid election will be deemed to have 5 Norges Bank Investment Management Norway Long-only 10.3 4.2% 48.7% 6.1% 70.7% elected for Cash and will be exited from the structure. 6 Millenium Management US Hedge Fund 6.4 2.6% 51.3% 3.8% 74.5% Key considerations 7 SBI Funds Management India Long-only 3.3 1.3% 52.6% 1.9% 76.4% 8 Redwheel US Long-only 3.1 1.3% 53.9% 1.8% 78.3% The anticipated proposal is expected to be 9 State Street Investment Management US Index 2.8 1.1% 55.0% 1.6% 79.9% structured as a UK scheme of arrangement 10 Invesco Capital US Index 2.5 1.0% 56.1% 1.5% 81.4% Company will be subject to Indian Law Cap 11 BlackRock US Hedge Fund 2.5 1.0% 57.1% 1.5% 82.8% which specifies that private companies must 12 Carrhae Capital UK Hedge Fund 2.5 1.0% 58.1% 1.5% 84.3% have under 200 shareholders 13 MSD Partners US Long-only 2.1 0.9% 58.9% 1.2% 85.5% To avoid registration requirements, U.S. SEC 14 GLG Partners UK Hedge Fund 2.0 0.8% 59.7% 1.2% 86.7% ownership must not exceed 10% of total 15 M&G Investment Management UK Long-only 1.8 0.8% 60.5% 1.1% 87.8% shares Total 148.8 60.5% 87.8% Sources ReNew Management Notes 1. Shareholding data based on the private register information provided by the Company as of March 25, 3. Free float calculated as current shares outstanding (~246 million) less CPP Investments and Founder 2026; exact shareholdings subject to updated filings from shareholders holdings (~77 million), equal to ~169 million shares / 68.9% of outstanding shares; does not include 2. Includes 44.1 million shares issuable upon the exercise of options by Mr. Sinha and 11.4 million Class Class B and D share conversion or Mr. Sinha’s options B shares and 12.3 million Class D shares issuable to Mr. Sinha and CPP Investments, respectively, if Strictly Confidential | 58 they exchanged ReNew India ordinary shares for Class A shares

DRAFT APPENDIX — F. ADDITIONAL SUPPLEMENTAL MATERIALS ReNew balance sheet data As of 31-Mar-26 As of 31-Mar-26 Values in millions Values in millions (INR) (USD)1 (INR) (USD)1 Assets Equity Non-current assets Equity attributable to the Parent 125,860 1,321 Non-controlling interests 18,536 195 Property, plant and equipment 809,882 8,501 Intangible assets 41,086 431 Total equity 144,396 1,516 Right of use assets 18,314 192 Liabilities Investment in jointly controlled entities 375 4 Trade receivables 3,887 41 Non-current liabilities Investments 1,399 15 Interest-bearing loans and borrowings 520,192 5,460 Other financial assets 10,472 110 Principal portion e 520,192 5,460 Deferred tax assets (net) 10,319 108 Lease liabilities 11,343 119 Tax assets 8,787 92 Other financial liabilities 15,819 166 Contract assets 3,393 36 Provisions 10,569 111 Other non-financial assets 12,891 135 Deferred tax liabilities (net) 27,127 285 Total non-current assets 920,805 9,665 Other non-financial liabilities 1,377 14 Total non-current liabilities 586,427 6,155 Current assets Current liabilities Inventories 13,538 142 Trade receivables—Current 20,207 212 Interest-bearing loans and borrowings 252,621 2,652 Investments—Current a 7,286 76 Principal portion—Current f 247,575 2,599 Cash and cash equivalents b 22,845 240 Interest accrued—Current 5,046 53 Other bank balances c 46,706 490 Lease liabilities—Current 1,090 11 Other financial assets—Current d2 15,507 163 Trade payables 19,206 202 Contract assets—Current 422 4 Other financial liabilities—Current 44,283 465 Other non-financial assets—Current 8,772 92 Tax liabilities (net) 286 3 Assets held for sale — Other non-financial liabilities—Current 7,779 82 Total current assets 135,283 1,420 Total current liabilities 325,265 3,414 Total assets 1,056,088 11,085 Total liabilities 911,692 9,569 e f a b c d2 Total equity and liabilities 1,056,088 11,085 $8,059 million $846 million $7,212 million - = Gross debt position Gross cash position Net debt position3 Sources Company filings, FactSet Notes 2. Reflects portion of other financial assets that are deposits with 1. Converted to USD using an exchange rate of 1 USD = 95.27 maturities greater than 12 months ($40 million) Strictly Confidential | 59 INR as of June 10, 2026 3. Reflective of the Company’s calculation of net debt